                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2003


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


            Michigan                       0-452                  38-1093240
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
         incorporation)                                      Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)

                  ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The registrant's press release dated September 24, 2003, regarding the appointment of David M. Risley as Director of Tecumseh Products Company is attached hereto as Exhibit 99.1.


                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

               Exhibit No.                           Description

                   99.1                  Press release dated September 24, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TECUMSEH PRODUCTS COMPANY


Date: September 24, 2003                   By  /s/ David W. Kay
                                               ---------------------
                                                   David W. Kay
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


               Exhibit No.                          Description

                   99.1                  Press release dated September 24, 2003